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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) November 6, 2001



                             FOREST OIL CORPORATION
               (Exact name of registrant as specified in charter)




           New York                      1-13515              25-0484900
         (State or other juris-       (Commission           (IRS Employer
      diction of incorporation)         file number)        Identification No.)



       2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 812-1400

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ITEM 5.  OTHER EVENTS.

         On November 6, 2001, Forest Oil Corporation issued a press release announcing that it had entered into a memorandum of understanding with Unocal Corporation to jointly explore and exploit certain properties in the central Gulf of Mexico, primarily in the South Marsh Island and Vermilion areas of the shelf, subject to the completion of negotiations and definitive agreements. The press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     Exhibit   Description
     -------   -----------
       99.1    Forest Oil Corporation press release dated November 6, 2001, entitled "Forest Oil and Unocal sign MOU for joint exploration on Gulf of Mexico Shelf"

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FOREST OIL CORPORATION
                                          (Registrant)



Dated:  November 7, 2001              By           /s/ Joan C. Sonnen
                                        ----------------------------------------
                                                Joan C. Sonnen
                                                Vice President - Controller
                                                And Chief Accounting Officer


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INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K


EXHIBIT       DESCRIPTION
------        -----------
99.1          Forest Oil Corporation press release dated November 6, 2001, entitled "Forest Oil and Unocal sign MOU for joint exploration on
              Gulf of Mexico Shelf"
